UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2023

Xenia Hotels & Resorts, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36594	20-0141677
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 S. Orange Avenue, Suite 2700
Orlando, Florida 32801
(Address of Principal Executive Offices)

(407) 246-8100
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	XHR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item     5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Xenia Hotels & Resorts, Inc. (“Xenia” or the "Company”), previously adopted, subject to stockholder approval, the fourth amendment (the "Fourth Amendment") to the Xenia, XHR Holding, Inc. and XHR LP 2015 Incentive Award Plan (the “2015 Plan”), which was approved by Xenia's stockholders on May 16, 2023 at the 2023 Annual Meeting of the Stockholders of the Company (the "Annual Meeting"). The Fourth Amendment increased the aggregate number of shares of common stock that may be issued pursuant to awards under the 2015 Plan by 2,750,000 shares, thereby increasing the share limit to 11,750,000 shares.

The foregoing description of the Fourth Amendment to the 2015 Plan is qualified in its entirety by reference to the text of such amendment, which is filed as Exhibit 10.1 hereto, and incorporated herein by reference.

Item     5.07.    Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held on May 16, 2023. A summary of the matters voted on at the Annual Meeting by the Company’s stockholders is set forth below.

1.     The Company’s stockholders elected each of the following directors to serve until the Company’s 2024 annual meeting of stockholders and until their respective successors are duly elected and qualify by the following votes:

NOMINEE	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Marcel Verbaas	86,925,828	4,374,658	181,519	4,866,625
Keith E. Bass	90,430,059	871,396	180,550	4,866,625
Thomas M. Gartland	89,785,231	1,514,649	182,125	4,866,625
Beverly K. Goulet	89,383,297	1,920,055	178,653	4,866,625
Arlene Isaacs-Lowe	90,387,386	918,249	176,370	4,866,625
Mary E. McCormick	89,307,626	1,995,461	178,918	4,866,625
Terrence Moorehead	90,423,313	875,614	183,078	4,866,625
Dennis D. Oklak	88,881,947	2,417,465	182,593	4,866,625

2.     The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement (the “Say-on-Pay Vote”) by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
88,576,250	2,726,693	179,062	4,866,625

3.     The frequency of ONE YEAR for future Say-on-Pay Votes received the affirmative vote of the majority of votes cast by the Company's stockholders:

1 YEAR	2 YEARS	3 YEARS	ABSTAIN	BROKER NON-VOTES
87,917,940	95,350	3,304,458	164,257	4,866,625

In light of the voting results on this Proposal 3, the Board of Directors has determined that the Company will include an advisory vote on executive compensation in the Company's proxy materials each year until the next advisory vote on the frequency of future advisory votes on executive compensation required by applicable law.

4.     The Company's stockholders approved the Fourth Amendment to the Company's 2015 Plan by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
85,884,421	5,443,699	153,885	4,866,625

5.     The Company’s stockholders ratified the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2023 by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
95,516,810	729,570	102,250	—

Item     9.01.    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
10.1	Fourth Amendment to Xenia Hotels & Resorts, Inc., XHR Holding, Inc. and XHR LP 2015 Incentive Award Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenia Hotels & Resorts, Inc.

Date: May 17, 2023	By:	/s/ Taylor C. Kessel
	Name:	Taylor C. Kessel
	Title:	Senior Vice President , General Counsel and Secretary